UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________________

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2017 (May 4, 2017)

KCAP Financial, Inc.

(Exact name of registrant as specified in its charter)

Delaware	814-00735	20-5951150
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer Identification No.)
of incorporation)

295 MADISON AVENUE

NEW YORK, NY 10017

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (212) 455-8300

Not Applicable

____________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

KCAP Financial, Inc. (the “Company”) held its Annual Meeting of Shareholders on May 4, 2017 (the “Annual Meeting”).  At the Annual Meeting, the Company submitted six proposals to the vote of the shareholders, which are described in detail in the Company’s proxy statement dated March 23, 2017. As of March 9, 2017, the record date for the Annual Meeting, 37,217,968 shares of common stock were eligible to be voted, and 32,217,968 of those shares were voted in person or by proxy at the Annual Meeting.

Proposal 1: Election of Directors

The Company’s shareholders elected C. Michael Jacobi and Albert G. Pastino as Class II directors to each serve for a three-year term, or until their successors are duly elected and qualified. The results of the vote were as follows:

Nominee	For	Withheld	Broker Non-Votes
C. Michael Jacobi	10,469,696	2,758,255	19,710,431
Albert G. Pastino	9,652,874	3,575,077	19,710,431

The other directors to serve after the Annual Meeting were as follows:

Class I Directors (terms expiring in 2019)	Class III Directors (terms expiring in 2018)
C. Turney Stevens	Christopher Lacovara
Dean C. Kehler	Dayl W. Pearson
John A. Ward, III

Proposal 2: The 2017 Equity Incentive Plan

The Company’s shareholders approved the 2017 Equity Incentive Plan. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
9,934,677	2,955,285	337,989	19,710,431

Proposal 3: The 2017 Non-Employee Director Plan

The Company’s shareholders approved the 2017 Non-Employee Director Plan. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
10,175,516	2,645,773	406,662	19,710,431

Proposal 4: Advisory Vote on Executive Compensation

The compensation paid to the Company’s named executive officers was approved by a non-binding, advisory vote.  The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
7,844,428	5,002,545	380,978	19,710,431

Proposal 5: Advisory Vote on the Frequency of an Advisory Vote on Executive Compensation

A plurality of the Company’s shareholders voted for “One Year” with regard to the proposal to determine, on an advisory basis, the frequency of shareholder votes on the compensation of executives, as described in the Company’s proxy statement.  The results of the vote were as follows:

One Year	Two Years	Three Years	Abstain
11,455,382	356,994	1,029,531	386,044

In accordance with the results of this vote, the Company has determined to continue to seek annual non-binding advisory votes on the Company’s executive compensation until the next required vote on the frequency of shareholder votes on the compensation of executives, which is scheduled to occur at the Company’s 2023 annual meeting of shareholders.

Proposal 6: Ratification of Independent Registered Public Accounting Firm

The Company’s shareholders ratified the selection of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017. The results of the vote were as follows:

For	Against	Abstain
32,150,503	526,653	261,226

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 8, 2017	KCAP Financial, Inc.

	By:	/s/ Edward U. Gilpin
Name: Edward U. Gilpin
Title: Chief Financial Officer